UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2014

FUEL TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33059	20-5657551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fuel Tech, Inc.

27601 Bella Vista Parkway

Warrenville, IL 60555-1617

630-845-4500

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Effective March 12, 2014, the Compensation Committee (the “Committee”) of the Board of Directors of Fuel Tech, Inc. (“Fuel Tech” or the “Company”) took the following actions:

1. Award of 2013 Look-Back RSUs: Pursuant to the terms of the Company’s 2013 Executive Performance RSU Award Agreement with each Named Executive Officer of the Company listed in the table below (“Participating Executive”), the Committee determined the actual number of “Look-Back” restricted stock units (“RSUs”) to be awarded to each Participating Executive. The target level of Look-Back RSUs, and the actual amount of Look-Back RSUs granted are set forth in the table below.

Name and Title	Target Look-Back RSUs	Actual Granted Look-Back RSUs
Vincent J. Arnone Chief Operating Officer	24,000	26,880
Douglas G. Bailey President and Chief Executive Officer	42,000	28,800
David S. Collins Chief Financial Officer and Treasurer	18,000	15,360
Albert G. Grigonis Senior Vice President, General Counsel and Secretary	18,000	15,360
Robert E. Puissant Executive Vice President Marketing and Sales	18,000	9,600

The terms of the 2013 Executive Performance RSU Award Agreement (the “2013 Agreement”) are described in the Company’s Proxy Statement on Schedule 14A for its 2013 Annual Meeting of Stockholders filed with the Securities Exchange Commission on April 17, 2013, and a copy of the form of the 2013 Agreement entered into between the Company and each of the Participating Executives is attached as Exhibit 4.3 to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2013 filed with the Securities Exchange Commission on May 7, 2013. Such description and exhibit are incorporated by reference in their entirety.

2. 2014 Executive Performance RSU Awards: The Committee also authorized the Company to enter into a 2014 Executive Performance RSU Award Agreement (the “2014 Agreement”) with each of the Company’s Named Executive Officers listed in the table below (each a “Participating Executive”) pursuant to which each Participating Executive will have the opportunity to earn the amount of target RSUs shown in the table below. Aside from the target RSUs established for Participating Executives and the composition of the Company’s peer group listed in the 2014 Agreement, the form and substance of each 2014 Agreement entered into is the same as the 2013 Agreement described above.

Name and Title	Target Look-Back RSUs	Target TSR RSUs*	Target Revenue RSUs*
Vincent J. Arnone Chief Operating Officer	17,600	17,600	17,600
Douglas G. Bailey President and Chief Executive Officer	24,000	24,000	24,000
David S. Collins Chief Financial Officer and Treasurer	12,800	12,800	12,800
Albert G. Grigonis Senior Vice President, General Counsel and Secretary	12,800	12,800	12,800
Robert E. Puissant Executive Vice President Marketing and Sales	12,800	12,800	12,800

*	The amount of RSUs shown represents the target RSU amount for each category of RSUs. The actual amount of RSUs granted for each category can range from 0% to 100% for Look-Back RSUs and 0% to 150% for Revenue Growth or TSR Performance RSUs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuel Tech, Inc.
(Registrant)

Date: March 17, 2014

	By:	/s/ David S. Collins
David S. Collins
Senior Vice President, Treasurer and Chief Financial Officer